INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED SEPTEMBER 30, 2020 TO THE PROSPECTUSES DATED
FEBRUARY 28, 2020, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)
(the “Fund”)
Effective November 1, 2020, the number of shares in a creation unit for the Fund will be decreased from 50,000 to 10,000. Therefore, effective November 1, 2020, all references to “50,000 Shares” with respect to the number of shares comprising a creation unit of the Fund are removed and replaced with “10,000 Shares.”
Please Retain This Supplement for Future Reference.
P-PS-PRO-FIX-SUP-4 093020